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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------
                                    FORM 8-K
                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2004

                         Commission File Number 0-28685

                         VERTICAL COMPUTER SYSTEMS, INC.
                           (Exact name of registrant)

        Delaware                                          65-0393635
        --------                                          ----------
(State of incorporation)                    (I.R.S. Employer Identification No.)

              201 Main Street, Suite 1175, Fort Worth, Texas 76102 (Address of principal executive offices and zip code)


                                 (817) 348-8717
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On April 1, 2005, the Securities and Exchange Commission ("SEC") entered two orders in connection with accepting the terms of an Offer of Settlement of Vertical Computer Systems, Inc. ("Company") to settle the previously disclosed administrative proceeding In the Matter of Asset Equity Group, Inc., et al., Admin. Proc. File No. 3-11761 ("Administrative Proceeding"), which, with respect to the Company, concerned the delinquency of filing of certain of the Company's periodic reports required under the Securities Exchange Act of 1934 ("Exchange Act"). Since commencement of the Administrative Proceeding, the Company has filed each of the delinquent reports.

      As part of the terms of settlement, the SEC entered in the Administrative Proceeding its Order Accepting Settlement Offer of Vertical Computer Systems, Inc., Implementing Settlement and Staying Proceedings to Implement Settlement ("Settlement Order"). The Settlement Order provides that the Company must file its Form 10-KSB for the fiscal year ended December 31, 2004 ("2004 Form 10-KSB") no later than March 31, 2005. The Company filed its 2004 Form 10-KSB on March 31, 2005.

      The Settlement Order further provides:

      1. The Administrative Proceeding is stayed until the earlier of May 2, 2005 or ten business days after the filing of the Company's 2004 Form 10-KSB.

      2. In the event the Division of Enforcement ("Division") believes that the 2004 10-KSB is incomplete or fails to comply with the technical and substantive requirements for EDGAR documents, the requirements of the Exchange Act and regulations thereunder, the Division shall inform the Secretary of the SEC and the Company before the expiration of the stay.

      3. After expiration of the stay entered pursuant to the Settlement Order, in the event the Division does not file an objection with the Office of the Secretary to the Company's filing of its 2004 Form 10-KSB, the Office the Secretary of the SEC shall enter an Order dismissing the Administrative Proceeding without prejudice and without a sanction being entered against the Company.

      4. In the event the Division, prior to the expiration of the stay, raises objection with the Office of the Secretary to the Company's filing of its 2004 Form 10-KSB, the Division may apply to the Administrative Law Judge in the Administrative Proceeding, once the stay of proceedings has expired, for an order seeking a suspension or revocation of the Company's securities registered with the SEC. In such event, the Administrative Law Judge shall have ninety days from the expiration of the stay to render an Initial Decision. Alternatively, the Division may seek authorization from the SEC to enforce the Settlement Order through an application to a U.S. District Court, pursuant to Exchange Act
Section 21(e).

      5. Absent the provision of notice of its objections to the Secretary of the SEC and to the Company, the Division of Enforcement may not move to reopen the Administrative Proceeding. Absent the provision of notice of its objections to the Company, the Division may not seek authorization to enforce the Settlement Order through an application to a U.S. District Court.

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      Pursuant to the Company's Offer of Settlement, the SEC also entered on
April 1, 2005, an Order Instituting Cease-and-Desist Proceedings, Making Findings and Imposing a Cease-and-Desist Order Pursuant to Section 21C of the Securities Exchange Act of 1934 ("Cease-and-Desist Order" in the case captioned In the Matter of Vertical Computer Systems, Inc., Admin. Proc. File No. 3-11879. The Cease-and-Desist Order ordered that the Company cease and desist from committing or causing any violations or future violations of Exchange Act
Section 13(a) and SEC Rules 13a-1 and 13a-13 thereunder. The Company consented to the entry of the Cease-and-Desist Order without admitting or denying the findings in that Order.

      The Settlement Order and the Cease-and-Desist Order are furnished with this Form 8-K as Exhibits 99.1 and 99.2 respectively, and the description above is qualified in its entirety by reference to such exhibits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit     Description
-------     -----------

   99.1 Order Accepting Settlement Offer of Vertical Computer Systems, Inc., Implementing Settlement and Staying Proceedings to Implement Settlement

   99.2 Order Instituting Cease-and-Desist Proceedings, Making Findings and Imposing a Cease-and-Desist Order Pursuant to Section 21C of the Securities Exchange Act of 1934

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERTICAL COMPUTER SYSTEMS, INC.

Dated:  April 6, 2005                   By: /s/ Richard Wade
                                           -------------------------------------
                                           Richard Wade, President and
                                           Chief Executive Officer